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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               October 26, 1998



                                IMC GLOBAL INC.

            (Exact name of registrant as specified in its charter)




          DELAWARE                       1-9759                 36-3492467
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation)                                         Identification Number)




                               2100 SANDERS ROAD
                          Northbrook, Illinois  60062


              Registrant's telephone number, including area code:
                                (847) 272-9200



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Item 5:  Other Events.

     On October 26, 1998, IMC Global Inc. completed a public offering of $200,000,000 aggregate principal amount of 6-5/8% Notes due October 15, 2001.

     The purpose of this Current Report on Form 8-K is to incorporate by reference into the Registration Statements on Form S-3 (Nos. 333-41713 and 333-63503) of IMC Global Inc. the documents filed as exhibits hereto.

Item 7: Exhibits.

1.1 Underwriting Agreement, dated October 20, 1998, and related Terms Agreement, dated October 20, 1998, among IMC Global Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Chase Securities Inc. (the "Underwriters") relating to the purchase by the Underwriters of $200,000,000 aggregate principal amount of IMC Global Inc. 6-5/8% due October 15, 2001.

4.2 Form of 6-5/8% Note due October 15, 2001.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       IMC GLOBAL INC.



                                       By:       /s/ PHILLIP GORDON
                                       ____________________________________
                                                     PHILLIP GORDON
                                                 SENIOR VICE PRESIDENT
                                                  AND GENERAL COUNSEL
Dated: October 28, 1997


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